UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: February 19, 2003

                        Date of Report: February 19, 2003



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



        Delaware                    1-111331                   43-1698480
        Delaware                   333-06693                   43-1742520
     --------------             ---------------             ----------------
    (States or other            Commission file             (I.R.S. Employer
    jurisdictions of                numbers                Identification Nos.)
    incorporation or
      organization)





                   One Liberty Plaza, Liberty, Missouri 64068
                ------------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600


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ITEM 9.  REGULATION FD DISCLOSURE

         On Thursday, February 27, 2003, Ferrellgas Partners, L.P. will report earnings for the second quarter ended January 31, 2003. James E. Ferrell, Chairman, President and Chief Executive Officer, will conduct a live teleconference on the Internet at http://www.firstcallevents.com/service/ajwz375205298gf12.html.
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The live webcast of the teleconference will begin at 3:00 p.m. Eastern Time.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FERRELLGAS PARTNERS, L.P.

                                       By Ferrellgas, Inc. (General Partner)


Date: February 19, 2003                By     /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                       FERRELLGAS PARTNERS FINANCE CORP.

Date: February 19, 2003                By     /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)